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EXHIBIT 10.4(a)
                                AMENDMENT TO THE
                       ATLANTIC COAST AIRLINES 401(k) PLAN

Effective May 1 1997 Atlantic Coast Airlines 401(k) Plan -- Adoption Agreement Section E3 is hereby amended to incorporate the following:

E3       EMPLOYER'S MATCHING CONTRIBUTION (Plan Section 4.1)

         Determination of Matching Contribution

         [ ]      N/A. There shall be no matching contributions.
         [X]      The Employer shall make matching contirbtions equal to 25% of the
Participant's salary reductions.
         [ ] The Employer may make a discretionary  matching  contribution equal to a percentage of the Participant's salary reductions.

         Limits on Matching Contribution

         [ ]      N/A. There will not be a limit on the matching contribution.
         [X]      In determining matching contributions, only salary reductions up to 4% of a Participant's Compensation will be matched.
         [ ]      The matching contribution allocated to a Participant for any plan year shall            not
exceed $_____.

         Participants Eligible for Matching Contributions

         [ ]      N/A. There will not be a matching contribution.
         [ ]      Matching contibutions shall be made to all Participants.
         [ ]      Matching contributions shall be made to only Non-Highly Compensated
Employees.
         [X]      Matching contributions shall be made to only Non--Union Employees and                   Pilots.

         Service requirement for plan years beginning after 1989

         [ ]      N/A. There will not be a matching contribution.
         [ ]      A Year of Service shall be required to share in a matching contribution.
         [ ]      500 Hours of Service shall be required to share in a matching contirbution.
         [ X]     A Year of Service shall not be required to share in a matching contribution.

         Service requirement for plan years beginning before 1990

         [X]      N/A, New Plan, or same as years beginning after 1989.
         [ ]      A Year of Service shall be required to share in a matching contribution.
         [ ]      A Year of Service shall not be required to share in a matching contribution.

         Vesting of Matching Contributions

         [X] Matching contributions shall be subject to the vesting schedule for Employer Contributions.
         [ ]      Matching contributions shall be 100% vested at all times.
         [ ]      Other _____________________

         Deferral Percentage Tests

         [ ]      N/A. There will not be matching contribution.
         [X] Matching contributions shall not be used in satisfying the deferral percentage tests.
         [ ]      Matching contributions may be used in satisfying the deferral percentage tests. (If used, full vesting and restrictions on withdrawals will apply, and the match will be deemed an Elective Contribution).


Accepted By: ____________/s/______________
Atlantic Coasts Airlines
Date: _______June 28, 1997________________

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